Exhibit 99.2

Form 3 Continuation Sheet

This statement on Form 3 is filed by Greywolf Capital Partners II, a Delaware limited partnership.
The principal business address is 411 West Putnam Avenue, Suite 265, Greenwich, CT 06830.

Name of Designated Filer:  Jonathan Savitz
Date of Event Requiring Statement:  September 14, 2004
Issuer Name and Ticker or Trading Symbol:  Interpool, Inc. (IPLI.PK)

                                                                    GREYWOLF CAPITAL PARTNER II

                                                                    By:   GREYWOLF ADVISORS LLC, its general partner

                                                                    By: /s/ Jonathan Savitz
                                                                    Name:  Jonathan Savitz
                                                                    Title:Senior Managing Member

Form 3 Continuation Sheet

This statement on Form 3 is filed by Greywolf Capital Overseas Fund, a Cayman Islands
Exempted Company.  The principal business address is 6 Front Street, Hamilton, HM11
Bermuda.

Name of Designated Filer:  Jonathan Savitz
Date of Event Requiring Statement:  September 14, 2004
Issuer Name and Ticker or Trading Symbol:  Interpool, Inc. (IPLI.PK)

                                                                    GREYWOLF CAPITAL OVERSEAS FUND
                                                                    By:   GREYWOLF CAPITAL MANAGEMENT LP, its investment manager

                                                                    By:   GREYWOLF GP LLC, its general partner

                                                                    By:  __/s/ Jonathan  Savitz
                                                                    Name:  Jonathan Savitz
                                                                    Title: Managing Member

Form 3 Continuation Sheet

This statement on Form 3 is filed by Greywolf High Yield Master Fund, a Cayman Islands
Exemption Company.  The principal business address is 6 Front Street, Hamilton, HM11
Bermuda.

Name of Designated Filer:  Jonathan Savitz
Date of Event Requiring Statement:  September 14, 2004
Issuer Name and Ticker or Trading Symbol:  Interpool, Inc. (IPLI.PK)

                                                                    GREYWOLF HIGH YIELD MASTER FUND

                                                                    By:   GREYWOLF CAPITAL MANAGEMENT LP,its investment manager

                                                                    By:   GREYWOLF GP LLC,  its general partner

                                                                    By:  /s/ Jonathan Savitz
                                                                    Name:  Jonathan Savitz
                                                                    Title:    Managing Member

Form 3 Continuation Sheet

This statement on Form 3 is filed by James Gillespie. His principal business address is 411 West
Putnam Avenue, Suite 265, Greenwich CT 06830.

Name of Designated Filer: Jonathan Savitz
Date of Event Requiring Statement: September 14, 2004
Issuer Name and Ticker or Trading Symbol: Interpool, Inc. (IPLI.PK)

                                                                                                                 /s/ James Gillespie
                                                                                                                     James Gillespie